Exhibit 10.1
SHAREHOLDERS’ AGREEMENT
          THIS SHAREHOLDERS’ AGREEMENT (this “Agreement”), dated as of December 15, 2008, by and among Columbus Acquisition Corp. (the “Parent”), a Delaware corporation, Stephen D. Cope (“Cope”), as escrow representative, and the undersigned parties listed under Company Shareholders on the signature pages hereto (each, a “Company Shareholder” and, collectively, the “Company Shareholders”), the undersigned parties listed under Founders on the signature page hereto (each, a “Founder” and, collectively, the “Founders”), and such other Persons that become parties to this Agreement pursuant to the terms and conditions of this Agreement (the “Additional Shareholders”).
          In consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
ARTICLE I
DEFINITIONS
          Section 1.1 Definitions. The following capitalized terms used herein have the following meanings:
          “Additional Shareholders” has the meaning set forth in the preamble to this Agreement.
          “Affiliate” or “affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing; provided that Affiliate shall be deemed not to include any portfolio companies of Columbus Nova or their Affiliates; and provided further that the Parent shall not be deemed to be an Affiliate of any Shareholder.
          “Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.
          “Board” means the board of directors of Parent.
          “Closing” has the meaning set forth in Section 2.3 of the Merger Agreement.
          “Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

          “Common Stock” means the common stock, par value $.0001 per share, of Parent.
          “Company” means Integrated Drilling Equipment Company, a Delaware corporation.
          “Company Shareholder” has the meaning set forth in the preamble to this Agreement.
          “Company Shareholder Directors” has the meaning set forth in Section 2.1(b).
          “Company Shareholder Replacement Director” has the meaning set forth in Section 2.2.
          “Company Stock” shall mean the Common Stock and any other capital stock of any class or series of Parent and any shares of capital stock issuable upon the conversion, exercise or exchange of securities of the Parent convertible into, or exercisable or exchangeable for, any such Common Stock or other capital stock of the Parent.
          “Company Shareholder Demand Registration” has the meaning set forth in Section 4.1(a).
          “Company Shareholder Demanding Holder” has the meaning set forth in Section 4.1(a).
          “Demand Registration” means either a Company Shareholder Demand Registration or a Founder Demand Registration.
          “Demanding Holder” means the Company Shareholder Demanding Holder if a Company Shareholder Demand Registration is demanded or the Founder Demanding Holder if a Founder Demand Registration is demanded.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.
          “Form S-3” means Form S-3 or any similar short-form registration which may be available at such time.
          “Founder” has the meaning set forth in the preamble to this Agreement.
          “Founder Demand Registration” has the meaning set forth in Section 4.1(b).
          “Founder Demanding Holder” has the meaning set forth in Section 4.1(b).
          “Founder Director” has the meaning set forth in Section 2.1(b).
          “Founder Replacement Director” has the meaning set forth in Section 2.2.

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          “Founder Warrant” means the warrants purchased privately by certain of the Founders simultaneously with the consummation of Parent’s initial public offering.
          “Founders Escrow Agreements” means the Stock Escrow Agreement and the Warrant Escrow Agreement, both dated as of May 18, 2007, by and among Parent, certain of the Founders and Continental Stock Transfer & Trust Company.
          “Governmental Authority” means any federal, state, local or foreign government, executive official thereof, governmental or regulatory authority, agency or commission, including courts of competent jurisdiction, domestic or foreign.
          “Indemnified Party” has the meaning set forth in Section 6.3.
          “Indemnifying Party” has the meaning set forth in Section 6.3.
          “Independent Directors” has the meaning set forth in Section 2.1(b).
          “Initial Parent Shares” has the meaning set forth in Section 1.1 of the Merger Agreement.
          “Majority-in-interest” as used in Articles II, III and IV means, as to any group of Persons from time to time, the owners of greater than fifty (50) percent of the Registrable Securities held by such Person on a fully-diluted basis.
          “Maximum Number of Shares” has the meaning set forth in Section 4.1(e).
          “Merger” has the meaning set forth in the Recitals to the Merger Agreement
          “Merger Agreement” means the Agreement and Plan of Merger, dated as of December 15, 2008, by and among Parent, Merger Sub and the Company.
          “Merger Sub” means IDE Acquisition, LLC, a Delaware limited liability corporation and the surviving entity in the merger of the Company with and into the Merger Sub.
          “Notices” has the meaning set forth in Section 9.4.
          “Permitted Transferee” of a Shareholder means any other Shareholder and:
          (i) any Affiliate of the Shareholder or any general or limited partner, member or equity holder of any Shareholder or any officer, director or employee thereof (collectively, the “Shareholder Affiliates”);
          (ii) with respect to any Shareholder that itself is a Permitted Transferee of a current or past Shareholder (an “Original Shareholder”), any Original Shareholder;
          (iii) any trust, corporation, limited liability company or partnership, the beneficiaries, shareholders, members or general or limited partners of which, include only his or her spouse, members of his or her immediate family or household or his or her lineal descendants; and

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          (iv) any Person that acquires Company Stock from a Shareholder by virtue of the laws of descent and distribution upon death of such Shareholder or pursuant to a qualified relations order.
          “Person” means an individual, a partnership (general or limited), a corporation, a limited liability company, an association, a joint stock company, Governmental Authority, a business or other trust, a joint venture, any other business entity or an unincorporated organization.
          “Piggy-Back Registration” has the meaning set forth in Section 4.2(a).
          “Pro Rata” means as to a particular Person, pro rata in accordance with the number of shares of Company Stock that each such Person has requested be included in a respective registration, regardless of the number of shares of Company Stock held by each such Person.
          “Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.
          “Registrable Securities” means (i) all Common Stock owned or held by the Company Shareholders (and their Permitted Transferees) or (ii) all Common Stock and Founder Warrants and shares of Common Stock underlying Founder Warrants owned or held by the Founders (and their Permitted Transferees). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by Parent and subsequent public distribution of them shall not require registration under the Securities Act; or (c) such securities shall have ceased to be outstanding.
          “Registration Statement” means a registration statement filed by Parent with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Common Stock (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).
          “Replacement Director” has the meaning set forth in Section 2.2.
          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.
          “Shareholders” means, for so long as any such Person holds Company Stock, collectively, (i) the Founders, (ii) the Company Shareholders, (iii) the Additional Shareholders, if any, and (iv) Persons who or which have acquired shares of Company Stock from, and are

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Permitted Transferees of, any of the Persons referred to in clauses (i), (ii) and (iii) or their Permitted Transferees (or any combination of the foregoing).
          “Shareholder Indemnified Party” has the meaning set forth in Section 6.1.
          “Third Party” means, with respect to any Shareholder, any Person other than (i) such Shareholder’s Permitted Transferees and (ii) Parent.
          “Transfer” means to (a) directly or indirectly offer, sell, contract to sell, pledge or otherwise dispose of any Company Stock, (b) enter into any transaction which is designed to, or would reasonably be expected to, result in the disposition, whether by actual disposition or effective economic disposition due to cash settlement or otherwise, of Company Stock (including the filing or participation in the filing of a registration statement with the SEC), or (c) establish or increase a put equivalent position or liquidate or decrease a call equivalent position relating to Company Stock within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder. “Transferred” and “Transferee” each have a correlative meaning.
          “Underwriter” or “Underwriters” means a securities dealer or dealers who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer or dealers’ market-making activities.
          “Underwritten Offering” means a sale of securities of Parent to an underwriter or underwriters for reoffering to the public.
ARTICLE II
BOARD RIGHTS; MANAGEMENT ARRANGEMENTS
     Section 2.1 Board of Directors. Simultaneously with the Closing, each Company Shareholder and Founder, severally and not jointly, agrees to vote or otherwise give their consent in respect of all Common Stock held of record or beneficially owned by such Company Shareholder or Founder, and Parent shall take all necessary actions within its control, in order to cause:
               (a) Authorized Number. The number of directors serving on the Board to be seven (7).
               (b) Members. The Founders shall designate one (1) member to the Board (the “Founder Director”). The Company Shareholders shall designate two (2) members to the Board (the “Company Shareholder Directors”). Four (4) members of the Board shall be “independent” under the rules of the American Stock Exchange (the “Independent Directors”), of which the Founders shall designate two (2) members and the Company Shareholders shall designate two (2) members.
               (c) Classes. The Founder Director and one (1) of the Company Shareholder Directors shall be appointed to the class of directors with a term expiring on Parent’s third annual meeting of stockholders after consummation of the Merger. One (1) of the

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Independent Directors designated by Parent, one (1) of the Independent Directors designated by the Company Shareholders and one (1) of the Company Shareholder Directors shall be appointed to the class of directors with a term expiring on Parent’s second annual meeting of stockholders after consummation of the Merger. One (1) of the Independent Directors designated by Parent and one (1) of the Independent Directors designated by the Company Shareholders shall be appointed to the class of directors with a term expiring on Parent’s first annual meeting of stockholders after consummation of the Merger.
          Section 2.2 Replacement Directors. In the event of the death, disability, disqualification, resignation or removal of the Founder Director or his failure to be elected prior to the applicable Appointment Termination Date (as defined below), Parent shall nominate for election to the Board a replacement (the “Founder Replacement Director”) designated by a Majority-in-interest of the Founders, who shall be entitled to serve until the applicable Appointment Termination Date. In the event of the death, disability, disqualification, resignation or removal of the Company Shareholder Directors or their failure to be elected prior to the applicable Appointment Termination Date, Parent shall nominate for election to the Board a replacement (the “Company Shareholder Replacement Director” and together with the Founder Replacement Director, the “Replacement Director”) designated by a Majority-in-interest of the Company Shareholders, who shall be entitled to serve until the applicable Appointment Termination Date. Such Replacement Director shall meet any applicable requirements or qualifications under applicable law, stock exchange rules and Parent’s organizational documents to be a member of the Board. Nothing herein shall be deemed to require that any party hereto, or any affiliate thereof, act or be in violation of any applicable provision of law, legal duty or requirement, or stock exchange or stock market rule.
          Section 2.3 Termination of Director Appointment Right. All of the parties to this Agreement who are entitled to vote with respect to the election of directors of the Board agree to vote their shares in favor of the Board as designated in Section 2.1(b), or the applicable Replacement Director until (i) with respect to the Founder Director or the applicable Replacement Director, the date when the Founders and their Permitted Transferees hold a number of shares of Common Stock that is less than 25 percent (25%) of (x) the number of outstanding shares of Common Stock held by the Founders at the Closing less (y) any shares of Common Stock purchased by the Founders after the date hereof and at or prior to the Closing and (ii) with respect to the Company Shareholder Directors or the applicable Replacement Director, the date when the Company Shareholders and their Permitted Transferees hold a number of shares of Common Stock that is less than 25 percent (25%) of (x) the number of outstanding shares of Common Stock held by the Company Shareholders at the Closing less (y) any shares of Common Stock purchased, other than pursuant to the Merger Agreement, by the Company Shareholders after the date hereof and at or prior to the Closing (such date, the “Appointment Termination Date”); it being understood that notwithstanding the occurrence of an Appointment Termination Date, any member of the Board appointed pursuant to Article II shall continue to hold office until the expiration of his or her respective term of office and until his or her successor shall have been elected and qualified.

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ARTICLE III
TRANSFER RESTRICTIONS
          Section 3.1 Transfer Restrictions on Initial Parent Shares. Each Company Shareholder agrees not to Transfer, directly or indirectly, any Initial Parent Shares prior to the first anniversary of the Closing, except to a Permitted Transferee.
          Section 3.2 Founder Transfer Restrictions.
               (a) The Common Stock and Founder Warrants that are owned by the Founders and held in escrow pursuant the Founders Escrow Agreements shall continue to be subject to the restrictions and other provisions of the Founders Escrow Agreements in accordance with their terms and shall be released to the Founders as and when provided for under the Founders Escrow Agreements.
               (b) In addition to the restrictions contained in Section 3.2(a), each Founder agrees not to Transfer, directly or indirectly, any Company Stock held by such Founder at or prior the Closing Date or received by such Founder upon conversion of the Founder Warrants, in each case prior to the first anniversary of the Closing, except to a Permitted Transferee.
          Section 3.3 Transfer Restrictions
               (a) Any Transfer of shares of Common Stock made in accordance with this Article III to a Third Party or a Permitted Transferee shall be effective only if:
               (i) in the case of a Transfer to a Permitted Transferee, such Permitted Transferee (to the extent not already party to this Agreement) shall agree in writing to be bound by the terms and conditions of this Agreement to the same extent and in the same manner as the Shareholder transferring such shares of Common Stock; and
               (ii) the Transfer to such Third Party or Permitted Transferee is in compliance with all applicable federal, state and foreign securities laws.
          Section 3.4 Restrictive Legend. Each certificate representing the Registrable Securities shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to the legend required under any applicable state securities laws):
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR EXEMPTION THEREFROM UNDER SAID ACT OR LAWS. COPIES OF A SHAREHOLDERS’ AGREEMENT GOVERNING TRANSFERS OF THESE

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SHARES MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.
          Parent will promptly, upon request, remove any such legend when no longer required by the terms of this Agreement or by applicable law.
     Section 3.5 Certain Representations.
               (a) Each Company Shareholder represents and warrants to Parent as follows:
               (i) Such Company Shareholder is acquiring the Initial Parent Shares for its own account, and not with a view to any distribution thereof in violation of the securities laws and no other Person has any interest in or participation in the Initial Parent Shares or any right, option, security interest, pledge or other interest in or to the Initial Parent Shares. Such Company Shareholder understands that such Initial Parent Shares have not been registered under the Securities Act by reason of specific exemptions therefrom which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Company Shareholder’s representations as expressed herein.
               (ii) Such Company Shareholder’s financial condition and investments are such that it is in a position to hold such Initial Parent Shares for an indefinite period, bear the economic risks of the investment and withstand the complete loss of the investment. Such Company Shareholder has extensive knowledge and experience in financial and business matters and has the capability to evaluate the merits and risks of such Initial Parent Shares. Such Company Shareholder qualifies as an “accredited investor” as such term is defined in Section 2(15) of the Securities Act and Regulation D promulgated thereunder.
               (iii) Such Company Shareholder acknowledges that the Initial Parent Shares to be purchased by the Company Shareholder must be held indefinitely unless subsequently registered under the Securities Act or any applicable state securities laws or unless exemptions from such registrations are available.
ARTICLE IV
REGISTRATION RIGHTS
          Section 4.1 Demand Registration
               (a) Request by the Company Shareholders. At any time and from time to time after the first anniversary of the Closing, a Majority-in-interest of the Company Shareholders or the Permitted Transferees of the Company Shareholders may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a

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“Company Shareholder Demand Registration”). Any Company Shareholder Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. Parent will notify all Shareholders of the demand, and each Shareholder who wishes to include all or a portion of such Shareholder’s Registrable Securities in the Company Shareholder Demand Registration (each such Shareholder including shares of Registrable Securities in such registration, a “Company Shareholder Demanding Holder”) shall so notify Parent within fifteen (15) days after the receipt by the Shareholder of the notice from Parent. Upon any such request, the Company Shareholder Demanding Holders shall be entitled to have their Registrable Securities included in the Company Shareholder Demand Registration, subject to Section 4.1(e) and the provisos set forth in Section 5.1(a); provided, however, Parent shall not be obligated to effect (i) more than four (4) Company Shareholder Demand Registrations under this Section 4.1(a) or (ii) any such registration pursuant to this Section 4.1(a) if the value of the Registrable Securities that a Majority-in-interest of Company Shareholders propose to sell in their demand for a Company Shareholder Demand Registration is less than $15,000,000.
               (b) Request by the Founders. At any time and from time to time after the date that is twelve (12) months following the Closing, a Majority-in-interest of the Founders or the Permitted Transferees of the Founders may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a “Founder Demand Registration”). Any demand for a Founder Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. Parent will notify all Shareholders of the demand, and each Shareholder who wishes to include all or a portion of such Shareholder’s Registrable Securities in the Founder Demand Registration (each such Shareholder including shares of Registrable Securities in such registration, a “Founder Demanding Holder”) shall so notify Parent within fifteen (15) days after the receipt by the Shareholder of the notice from Parent. Upon any such request, the Founder Demanding Holders shall be entitled to have their Registrable Securities included in the Founder Demand Registration, subject to Section 4.1(e) and the provisos set forth in Section 5.1(a); provided, however, Parent shall not be obligated to effect (i) more than three (3) Founder Demand Registrations under this Section 4.1(b) or (ii) any such registration pursuant to this Section 4.1(b) if the value of the Registrable Securities that a Majority-in-interest of Founders propose to sell in their demand for a Founder Demand Registration is less than $5,000,000.
               (c) Effective Registration. A registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and Parent has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until (i) such stop order or injunction is removed, rescinded or otherwise terminated and (ii) a Majority-in-interest of the Demanding Holders thereafter elect to continue the offering.
               (d) Underwritten Offering. If after the first anniversary of the Closing, a Majority-in-interest of the Demanding Holders so elect and such holders so advise Parent as part

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of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a Underwritten Offering; provided, however, Parent shall not be obligated to effect an Underwritten Offering if the value of the Registrable Securities that a Majority-in-interest of Demanding Holders propose to sell in their demand for a Demand Registration is less than $5,000,000. All Demanding Holders proposing to distribute their securities through such Underwritten Offering shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such underwriting by a Majority-in-interest of the Demanding Holders whom initiate the Demand Registration. The right of any Shareholder to include its Registrable Securities in such registration shall be conditioned upon such Shareholder’s participation in such underwriting and the inclusion of such Shareholder’s Registrable Securities in the underwriting to the extent provided herein.
               (e) Reduction of Offering. If the managing Underwriter(s) for a Demand Registration that is to be an underwritten offering advises Parent and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities that the Demanding Holders desire to sell, taken together with all other shares of Common Stock or other securities that Parent desires to sell and the shares of Common Stock or other securities, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other shareholders of Parent, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then Parent shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or other securities for the account of other Shareholders that Parent is obligated to register pursuant to the terms hereof; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities for the account of other shareholders of Parent that Parent is obligated to register pursuant to written contractual arrangements with such shareholders, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; and (iv) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Common Stock or other securities that Parent desires to sell that can be sold without exceeding the Maximum Number of Shares.
               (f) Withdrawal. If a Majority-in-interest of the Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such Majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to Parent and the Underwriter(s) of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the Majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration, then such registration shall not count as a Demand Registration provided for in Section 4.1. Notwithstanding any such withdrawal, Parent shall pay all expenses incurred by the Shareholders in connection with such Demand Registration as provided in Section 5.3; provided, however, that

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Parent shall not be obligated to pay such expenses for more than one Demand Registration that has been withdrawn by the same Demanding Holders.
          Section 4.2 Piggy-Back Registration.
               (a) Piggy-Back Rights. If at any time after the first anniversary of the Closing Parent proposes to file a Registration Statement under the Securities Act with respect to an offering of Common Stock or other securities for its own account or for the accounts of Shareholders (including, without limitation, pursuant to Section 4.1), other than a Registration Statement (i) filed on Form S-8 or otherwise in connection with any employee stock option or other benefit plan, (ii) filed on Form S-4 or otherwise for an exchange offer or offering of securities solely to Parent’s existing shareholders, (iii) for an offering of debt that is convertible into Common Stock, (iv) for a dividend reinvestment plan or (v) filed pursuant to Section 4.3(c), then Parent shall (x) give written notice of such proposed filing to the Shareholders as soon as practicable, but in no event less than fifteen (15) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter(s), if any, of the offering and (y) offer to the Shareholders in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such Shareholders may request in writing within ten (10) days following receipt of such notice (a “Piggy-Back Registration”). Parent shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing Underwriter(s) of a proposed underwritten offering to permit the Registrable Securities on the same terms and conditions as any similar securities of Parent and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All Shareholders proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter(s) shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Piggy-Back Registration.
               (b) Reduction of Offering. If the managing Underwriter(s) for a Piggy-Back Registration that is to be an underwritten offering advises Parent and the Shareholders in writing that the dollar amount or number of shares of Company Stock or other securities that Parent desires to sell, taken together the Registrable Securities as to which registration has been requested pursuant this Section 4.2, and the shares of Company Stock or other securities, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other shareholders of Parent, exceeds the Maximum Number of Shares, then Parent shall include in any such registration:
               (i) If the registration is undertaken for Parent’s account: (i) first, the shares of Common Stock or other securities that Parent desires to sell that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or other securities, if any, comprised of Registrable Securities, as to which registration has been requested pursuant to this Section 4.2, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; and (iii) third, to the extent that the Maximum Number of shares has not been reached under the foregoing clauses (i) and (ii),

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the shares of Common Stock or other securities for the account of other shareholders that Parent is obligated to register pursuant to written contractual piggy-back registration rights with such shareholders, Pro Rata, that can be sold without exceeding the Maximum Number of Shares;
               (ii) If the registration is a “demand” registration undertaken at the demand of shareholders of Parent other than the Shareholders: (i) first, the shares of Common Stock or other securities for the account of the demanding shareholders, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or other securities comprised of Registrable Securities, Pro Rata, as to which registration has been requested pursuant to the terms hereof that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities that Parent desires to sell that can be sold without exceeding the Maximum Number of Shares; and (iv) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Common Stock or other securities for the account of other shareholders of Parent that Parent is obligated to register pursuant to written contractual arrangements with such Shareholders, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; or
               (iii) If the registration is a Demand Registration, the shares required to be included pursuant to Section 4.1(e) hereof.
               (c) Withdrawal. Any Shareholder may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to Parent of such request to withdraw prior to the effectiveness of the Registration Statement. Parent (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of the Registration Statement. Notwithstanding any such withdrawal, subject to Section 4.1(f), Parent shall pay all expenses incurred by the Shareholders in connection with such Piggy-Back Registration as provided in Section 5.3.
          Section 4.3 Registrations on Form S-3.
               (a) Request for Registrations on Form S-3 by the Company Shareholders. A Majority-in-interest of the Company Shareholders or the Permitted Transferees of the Company Shareholders may at any time after the first anniversary of the Closing demand in writing that Parent register the resale of any or all of such Registrable Securities on Form S-3, provided, however that Parent shall not be obligated to effect such request through an Underwritten Offering. Upon receipt of such written request, Parent will promptly give written notice of the proposed registration to all Shareholders, and, as soon as practicable thereafter, effect the registration of all or such portion of such Majority-in-interest of the Company Shareholders or the transferees of the Company Shareholders’ Registrable Securities as are

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specified in such request, together with all or such portion of the Registrable Securities, if any, of any other Shareholders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from Parent; provided, however, that Parent shall not be obligated to effect any such registration pursuant to this Section 4.3(a): (i) if Form S-3 is not available for such offering or (ii) if the value of the Registrable Securities that a Majority-in-interest of the Company Shareholders or their Permitted Transferees of the Company Shareholders propose to sell in their demand pursuant to this Section 4.3(a) is less than $15,000,000. Registrations effected pursuant to this Section 4.3(a) shall not be counted as Demand Registrations effected pursuant to Section 4.1.
               (b) Request for Registrations on Form S-3 by the Founders. A Majority-in-interest of the Founders or the Permitted Transferees of the Founders may at any time after the first anniversary of the Closing demand in writing that Parent register the resale of any or all of such Registrable Securities on Form S-3, provided, however that Parent shall not be obligated to effect such request through an Underwritten Offering. Upon receipt of such written request, Parent will promptly give written notice of the proposed registration to all Shareholders, and, as soon as practicable thereafter, effect the registration of all or such portion of such Majority-in-interest of the Founders or the transferees of the Founders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities or other securities of Parent, if any, of any other Shareholders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from Parent; provided, however, that Parent shall not be obligated to effect any such registration pursuant to this Section 4.3(b): (i) if Form S-3 is not available for such offering or (ii) if the value of the Registrable Securities that a Majority-in-interest of Founders or their Permitted Transferees of the Founders propose to sell in their demand for a Founder Demand Registration is less than $5,000,000. Registrations effected pursuant to this Section 4.3(b) shall not be counted as Demand Registrations effected pursuant to Section 4.1.
               (c) Without limiting the foregoing, Parent shall, (i) within one-hundred eighty (180) days following the Closing, file a registration statement on Form S-3 (or other registration form if Parent is not eligible to use Form S-3) with respect to the resale of any of the Registrable Securities issued at the Closing or requested by the Company Shareholders and the Founders to be included in such registration statement, including any Escrowed Indemnity Shares (as defined in the Merger Agreement) and any shares purchased by any Company Shareholder with cash proceeds of the Merger received at the Closing, and (ii) within one-hundred eighty (180) days following the issuance of any Earnout Shares (as defined in the Merger Agreement), file a registration statement on Form S-3 (or other registration form if Parent is not then eligible to use Form S-3) with respect to the resale of such Earnout Shares, and Parent shall use its reasonable efforts to cause such registration statement to become effective as soon as is practicable; provided, however, that any resales of Registrable Securities pursuant to this Section 4.3(c) shall in all circumstances be subject to the transfer restrictions set forth in Sections 3.1 and 3.2. Registrations effected pursuant to this Section 4.3(c) shall not be counted as a Demand Registration effected pursuant to Section 4.1, but shall be treated as a “demand” registration for purposes of any other contractual agreements Columbus has with holders of Columbus common stock, warrants or units to register shares of Columbus common stock (including, but not limited to, for purposes of addressing any restrictions imposed by the SEC on the number of shares of Columbus common stock to be registered under this Section 4.3(c) and

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determining which shares will first be excluded from such registration), and, if applicable, shall be subject to the other limitations set forth in Section 4.1 and 4.2.
ARTICLE V
REGISTRATION PROCEDURES
          Section 5.1 Filings; Information. Whenever Parent is required to effect the registration of any Registrable Securities pursuant to Article IV, Parent shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:
               (a) Filing Registration Statement. Parent shall, as expeditiously as possible and in any event within ninety (90) days after receipt of a request for a Demand Registration pursuant to Section 4.1, prepare and file with the Commission a Registration Statement on any form for which Parent then qualifies or that counsel for Parent shall deem appropriate and which form shall be available for the resale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its best efforts to cause such Registration Statement to become and remain effective for the period required by Section 5.1(c); provided, however, that Parent shall have the right to defer any Demand Registration for up to thirty (30) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any demand registration to which such Piggy-Back Registration relates, in each case if Parent shall furnish to the Shareholders a certificate signed by the chief executive officer or chairman of Parent stating that, in the good faith judgment of the Board, it would be materially detrimental to Parent and its shareholders for such Registration Statement to be effected at such time; provided further, however, that Parent shall not have the right to exercise the right set forth in the immediately preceding proviso more than once in any 365-day period in respect of a Demand Registration hereunder.
               (b) Copies. Parent shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the Shareholders included in such registration, and, if requested in writing by any Shareholder, such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as the Shareholders included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.
               (c) Amendments and Supplements. Parent shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall not exceed the sum of

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one hundred eighty (180) days (three-hundred sixty (360) days in the case of any Registration Statement filed pursuant to Section 4.3(c)) plus any period during which any such disposition is interfered with by any stop order or injunction of the Commission or any governmental agency or court) or such securities have been withdrawn.
               (d) Notification. After the filing of a Registration Statement, Parent shall promptly, and in no event more than two (2) business days after such filing, notify the Shareholders included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two (2) business days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and Parent shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for (x) any amendment or supplement to such Registration Statement or any prospectus relating thereto or (y) additional information of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Parent shall promptly make available to the Shareholders included in such Registration Statement any such supplement or amendment.
               (i) Before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, Parent shall furnish to the Shareholders included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and their legal counsel with a reasonable opportunity to review such documents and comment thereon, and Parent shall not file any Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such holders or their legal counsel shall reasonably object.
               (e) Securities Laws Compliance. Parent shall use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions (domestic or foreign) as the Shareholders included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other Governmental Authorities as may be necessary by virtue of the business and operations of Parent and do any and all other acts and things that may be necessary or advisable to enable the Shareholders included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that Parent shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction.

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               (f) Agreements for Disposition. Parent shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of Parent in any underwriting agreement which are made to or for the benefit of any Underwriter(s), to the extent applicable, shall also be made to and for the benefit of the Shareholders included in such Registration Statement. No Shareholder included in such Registration Statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such holder’s material agreements and organizational documents, and with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such Registration Statement.
               (g) Cooperation. The principal executive officer of Parent, the principal financial officer of Parent, the principal accounting officer of Parent and all other officers and members of the management of Parent shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriter(s), attorneys, accountants and the Shareholders included in such Registration Statement.
               (h) Records. Parent shall make available for inspection by the Shareholders included in such Registration Statement, any Underwriter(s) participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any Shareholder included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of Parent as shall be necessary to enable them to exercise their due diligence responsibility, and cause Parent’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.
               (i) Opinions and Comfort Letters. Parent shall furnish to each Shareholder included in any Registration Statement a signed counterpart, addressed to such holder, of (i) any opinion of counsel to Parent delivered to any Underwriter and (ii) any comfort letter from Parent’s independent public accountants delivered to any Underwriter.
               (j) Earnings Statement. Parent shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.
               (k) Listing. Parent shall use its best efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by Parent are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to a Majority-in-interest of the Shareholders included in such registration.

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          Section 5.2 Obligation to Suspend Distribution. Upon receipt of any notice from Parent of the happening of any event of the kind described in Section 5.1(d)(iv), or, in the case of a resale registration on Form S-3 pursuant to Section 4.3 hereof, upon any suspension by Parent, pursuant to a written insider trading compliance program adopted by the Board, of the ability of all “insiders” covered by such program to transact in Parent’s securities because of the existence of material non-public information, each Shareholder included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 5.1(d)(iv) or the restriction on the ability of “insiders” to transact in Parent’s securities is removed, as applicable, and, if so directed by Parent, each such holder will deliver to Parent all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.
          Section 5.3 Registration Expenses. Parent shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 4.1, any Piggy-Back Registration pursuant to Section 4.2, any registration on Form S-3 effected pursuant to Section 4.3, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) Parent’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 5.1(k); (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for Parent and fees and expenses for independent certified public accountants retained by Parent (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 5.1(i)); (viii) the fees and expenses of any special experts retained by Parent in connection with such registration; and (ix) the fees and expenses of one legal counsel selected by a Majority-in-interest of the Company Shareholders included in such registration and the fees and expenses of one legal counsel selected by a Majority-in interest of the Founders included in such registration. Parent shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling Shareholders and Parent shall bear the expenses of the Underwriter(s) Pro Rata, except as specified in Section 4.1(f).
          Section 5.4 Information. The Shareholders shall provide such information as may reasonably be requested by Parent, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Article V hereof and in connection with Parent’s obligation to comply with federal and applicable state securities laws. At least five (5) business days prior to the first anticipated filing date of any Registration Statement, Parent shall notify each Shareholder of the information Parent requires from such Shareholder if such Shareholder elects to have any of the Registrable Securities included in such Registration Statement. Each Shareholder shall provide such

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information to Parent at least two (2) business days prior to the first anticipated filing date of such Registration Statement if such Shareholder elects to have any of the Registrable Securities included in such Registration Statement.
ARTICLE VI
INDEMNIFICATION AND CONTRIBUTION
          Section 6.1 Indemnification by Parent. Parent agrees to indemnify and hold harmless each Company Shareholder, Founder, each other Shareholder, each of the foregoing’s respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls a Company Shareholder, Founder and each other Shareholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, a “Shareholder Indemnified Party”), from and against any expenses, losses, judgments, claims, damages, liabilities or actions, whether joint or several, arising out of or based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Parent of the Securities Act or any rule or regulation promulgated thereunder applicable to Parent and relating to action or inaction required of Parent in connection with any such registration. Parent shall promptly reimburse the Shareholder Indemnified Party for any legal and any other expenses reasonably incurred by such Shareholder Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that Parent will not be liable in any such case to the extent that any such expense, loss, judgment, claim, damage, liability or action arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in any such Registration Statement, any preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to Parent, in writing, by such selling holder expressly for use therein. Parent also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 7.1.
          Section 6.2 Indemnification by the Shareholders. Each selling Shareholder will, in the event that any registration of any Registrable Securities held by such selling holder is being effected under the Securities Act pursuant to this Agreement, indemnify and hold harmless Parent, each of its directors and officers and each Underwriter, if any, and each other selling holder and each other person, if any, who controls another selling holder or such Underwriter within the meaning of the Securities Act, against any losses, judgments, claims, damages, liabilities or actions, whether joint or several, insofar as such losses, judgments, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or

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supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to Parent by such selling holder expressly for use therein, and shall reimburse Parent, its directors and officers, and each other selling holder or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, judgment, claim, damage, liability or action. Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder.
          Section 6.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person of any notice of any loss, judgment, claim, damage, liability or action in respect of which indemnity may be sought pursuant to Section 6.1 or 6.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the “Indemnifying Party”) in writing of the loss, judgment, claim, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the advice of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.
          Section 6.4 Contribution.
               (a) If the indemnification provided for in the foregoing Sections 6.1, 6.2 and 6.3 is unavailable to any Indemnified Party in respect of any loss, judgment, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified

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Party as a result of such loss, judgment, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, judgment, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
               (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined Pro Rata or by any other method of allocation which does not take account of the equitable considerations referred to in Section 6.4(a).
               (c) The amount paid or payable by an Indemnified Party as a result of any loss, judgment, claim, damage, liability or action referred to in Section 6.4(a) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6.4, no Shareholder shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities that gave rise to such contribution obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
ARTICLE VII
UNDERWRITING AND DISTRIBUTION
          Section 7.1 Rule 144. Parent covenants that, to the extent that Rule 144 is available with respect to resales of shares of Common Stock by the Shareholders, it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the Shareholders may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.
ARTICLE VIII
TERMINATION
          Section 8.1 This Agreement shall terminate (a) with respect to the Company Shareholders, on the date when the Company Shareholders hold a number of shares of Common Stock that is less than 25 percent (25%) of (x) the number of outstanding shares of Common Stock held by the Company Shareholders at the Closing less (y) any shares of Common Stock

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purchased, other than pursuant to the Merger Agreement, by the Company Shareholders after the date hereof and at or prior to the Closing and (b) with respect to the Founders, on the date when the Founders hold a number of shares of Common Stock that is less than 25 percent (25%) of (x) the number of outstanding shares of Common Stock held by the Founders at the Closing less (y) any shares of Common Stock purchased by the Founders after the date hereof and at or prior to the Closing, provided, however, that, in either case, (i) the provisions of Article III shall survive any termination, (ii) the rights conferred to the Company Shareholders by Article IV and Article V of this Agreement shall survive until the Company Shareholders no longer own any Common Stock, (iii) the rights conferred to the Founders by Article IV and Article V of this Agreement shall survive until the Founders no longer own any Common Stock or Founder Warrants, and (iv) the provisions of Article VI and Article VII shall survive any termination.
ARTICLE IX
MISCELLANEOUS
          Section 9.1 Charter and Bylaws. The parties shall take or cause to be taken all lawful action necessary to ensure at all times as of and following the Closing that the certificate of incorporation and by-laws of Parent are not inconsistent with the provisions of this Agreement or the transactions contemplated hereby.
          Section 9.2 Other Registration Rights. Except as set forth on Schedule 9.2, Parent represents and warrants that no Person, other than a Shareholder, has any right to require Parent to register any Common Stock for sale or to include Common Stock in any registration filed by Parent for the sale of Common Stock for its own account or for the account of any other Person. In the event of any registration in which the underwriter cut-back priority provisions contained in the agreements set forth on Schedule 9.2 apply, if there is a conflict between such provisions and the provisions contained in this Agreement, the underwriter cut-back priority provisions in such agreements set forth on Schedule 9.2 shall control
          Section 9.3 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of Parent hereunder may not be assigned or delegated by Parent in whole or in part. This Agreement and the rights, duties and obligations of the Shareholders hereunder may be freely assigned or delegated by such Shareholder in conjunction with and to the extent of any Transfer of Registrable Securities by any such holder. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and the Permitted Transferees of the Company Shareholders, the Founders or Shareholders. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Article VII and this Section 9.3.
          Section 9.4 Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of

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service or transmission if personally served or transmitted by telegram, telex or facsimile; provided, however, that if such service or transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day. Notice otherwise sent as provided herein shall be deemed given on the next business day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.
To Parent prior to the Closing:
Columbus Acquisition Corp.
153 E. 53rd Street
New York, NY 10022
Attn: Chief Executive Officer
with a copy to:
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Attn: Thomas W. Greenberg, Esq.
To Parent after the Closing:
Integrated Drilling Equipment Company
18 Augusta Pines, Suite 240E
Spring, TX 77389
Attn: Chief Financial Officer
with a copy to:
Pryor Cashman LLP
410 Park Avenue
New York, NY 10022
Attn: Eric M. Hellige, Esq.
       John J. Crowe
To the Founders, to:
Columbus Acquisition Holdings LLC
153 E. 53rd Street
New York, NY 10022
Attn: Chief Executive Officer

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          To the Company Shareholders, to the addresses of such Company
          Shareholders on the signature pages hereto.
Notwithstanding the foregoing, all notices and other communications to a Shareholder relating to a specific Registration Statement in which such Shareholder is included as selling securityholders may be given by Parent by e-mail transmission to the e-mail addresses furnished by such Shareholder to Parent pursuant to Section 5.4.
          Section 9.5 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.
          Section 9.6 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.
          Section 9.7 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written; except as described in Section 3.3. Without limiting the generality of the foregoing, the parties acknowledge and agree that upon consummation of the Merger, the registration rights provisions of the Registration Rights Agreement, dated May 18, 2007, by and among Parent and the parties signatory thereto shall be superseded by the registration rights provisions hereunder.
          Section 9.8 Modifications and Amendments. No amendment, modification or termination of this Agreement shall be binding upon any party unless executed in writing by such party.
          Section 9.9 Titles and Headings. Titles and headings of articles and sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.
          Section 9.10 Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive; provided, however, that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

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          Section 9.11 Remedies Cumulative. In the event that Parent fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Company Shareholders, the Founders, any Shareholder or the respective successors and permitted assignees of the foregoing may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.
          Section 9.12 Governing Law. This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of Delaware applicable to agreements made and to be performed within the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction.
          Section 9.13 Waiver of Trial by Jury. Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of the Founders and Company Shareholders in the negotiation, administration, performance or enforcement hereof.
          Section 9.14 Effectiveness. This Agreement shall be effective upon, and is subject to, the Closing. In the event that the Merger Agreement is terminated prior to Closing, this Agreement shall cease to have any further power or effect.
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          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

COLUMBUS ACQUISITION CORP.

By:	/s/ Andrew Intrater

Name:	Andrew Intrater
Title:	Chief Executive Officer

Stephen Cope, as escrow representative

By:	/s/ Stephen Cope

Name:
Title:

FOUNDERS:

COLUMBUS ACQUISITION HOLDINGS LLC

By:	/s/ Andrew Intrater

Name:	Andrew Intrater
Title:	Senior Managing Partner

/s/ Barry J. Rourke

Barry J. Rourke

/s/ Eric Zachs

Eric Zachs

/s/ Rolf Zimmermann

Rolf Zimmermann

/s/ Jason Lustig

Jason Lustig

/s/ Michael W. Ernestus

Michael W. Ernestus

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
COMPANY SHAREHOLDERS:

Accepted and Agreed as of the date first above written:

M1 CAPITAL GROUP LTD.

By:
Name: Michael Campbell
Title: Managing Director

Address:	Akara Building
24 De Castro Street
Wickhams Cay 1, Road Town
Tortola, British Virgin Islands

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT

Accepted and Agreed as of the date first above written:

Michael Campbell

Address:	11753 Willard Avenue Tustin, CA 92782

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT

Accepted and Agreed as of the date first above written:

Theodore Swindells

Address:	139 24th Avenue San Francisco, CA 94121

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT

Accepted and Agreed as of the date first above written:

Edward Mooney

Address:	1503 Smokey Mountain Drive Petaluma, CA 94954

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT

Accepted and Agreed as of the date first above written:

Deyin Chen

Address:	300 Jinxiu Road, Suite 18-1602 Shanghai, China 200135

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT

Accepted and Agreed as of the date first above written:

PRYOR CASHMAN LLP

By:
Name: Eric M. Hellige
Title: Partner

Address:	410 Park Avenue
New York, NY 10022

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT

Accepted and Agreed as of the date first above written:

John F. Steinmetz

Address:	33 Fairchild Road Sharon, CT 06069

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT

Accepted and Agreed as of the date first above written:

Gregory Lorenzetti

Address:	630-101 Holbrook Court Long Beach, CA 90803

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT

Accepted and Agreed as of the date first above written:

Jeff Senglaub

Address:	3960 Hillside Drive, Suite 201 Delafield, WI 53018

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT

Accepted and Agreed as of the date first above written:

GALT, BV

By:
Name:
Title:

Address:	Ooise Straat 4
4054 MN – Echteld
The Netherlands
Attn: Luc Jongen

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT

Accepted and Agreed as of the date first above written:

Luc Verelst

Address:	La Baumaniere Rue de Creta CO No.: 3 1936 – Verbier Switzerland

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT

Accepted and Agreed as of the date first above written:

EUROPEAN AMERICAN EQUITIES, LTD.

By:
Name:
Title:

Address:	1 Regent Street
London, UK SW1Y4NS

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

ALLIANCE FINANCIAL LLC

By:
Name:
Title:

Address:	310 Little Elk Creek Avenue
Snowmass, CO 81654

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

BRIO CAPITAL LP

By:
Name:
Title:

Address:	401 East 34th Street, Suite South 33C
New York, NY 10016

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

Courtney L. Clark

Address:	310 Stevens Street
Aspen, CO 81612

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

CROWN NORTHERN WAY CAPITAL LLC

By:
Name:
Title:

Address:	15021 Medici Way
Naples, FL 34110

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

Abraham Heifetz

Naomi Heifetz

Address:	10 Israel Eldad Street, Apartment 36
Jerusalem, Israel 93399

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

J. Mitchell Hull

Address:	9 Horse Hollow Road
Locust Valley, NY 11560

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

RONALD HELLER REVOCABLE TRUST U/A/D 12/23/97

By:
Name:
Title:

Address:	74 Fairview Road
Tenafly, NJ 07670

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

STRATEGIC ALLIANCE FUND, LP

By:
Name:
Title:

Address:	14 Wall Street, 20th Floor
New York, NY 10005

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

STRATEGIC ALLIANCE FUND II, LP

By:
Name:
Title:

Address:	14 Wall Street, 20th Floor
New York, NY 10005

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

Robert Abbanat

Address:	China Central Place No. 6 Da Wang Lu
Building 1, Apartment 2705
Beijing, 100025, China

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

Timothy McLaughlin

Address:	249 Mountain View Road
Whitefield, NH 03598

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

Petula Boland

Address:	1380 West Third Street
Benicia, CA 94510

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

Kathleen McDonnell

Address:	495 King George Road
Basking Ridge, NJ 07920

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

WILLIAM EVAN SWINDELLS TRUST

By:
Name:
Title:

Address:	139 24th Avenue
San Francisco, CA 94121
Attn: Theodore Swindells

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

PHILLIP EDWARD SWINDELLS TRUST

By:
Name:
Title:

Address:	139 24th Avenue
San Francisco, CA 94121
Attn: Theodore Swindells

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

ELIZABETH HARLEY SWINDELLS TRUST

By:
Name:
Title:

Address:	139 24th Avenue
San Francisco, CA 94121
Attn: Theodore Swindells

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

ROTH CAPITAL PARTNERS, LLC

By:
Name:
Title:

Address:	24 Corporate Plaza
Newport Beach, CA 92660

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

Eric M. Hellige

Address:	c/o Pryor Cashman LLP
410 Park Avenue
New York, NY 10022

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

Stephen D. Cope

Address:	7303 August Pines Drive
Spring, TX 77389

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

Jeff Sweet

Address:	23610 Tuskin Ranch Court
Katy, TX 77494

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

Ronald Moreau

Address:	23931 Majestic Forest
New Caney, TX 77357

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

Christopher G. Naquin

Address:	19110 Owen Oak
Humble, TX 77346

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

Eric Storm

Address:	315 Cheddington Drive
Katy, TX 77450

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT
Accepted and Agreed as of the date first above written:

SDC Management, LLC

By:
Name:
Title:

Address:	4514 Brittmoore Road
Houston, TX 77041